EXHIBIT 10.2

                       SCHEDULE OF NOVEMBER 2003 INVESTORS
                       -----------------------------------

Name of Investor                                                        Number
----------------                                                       of Shares
                                                                       ---------
Wellington Trust Company, National Association Multiple Common
    Trust Funds Trust, Emerging Companies Portfolio                      140,000
Wellington Trust Company, National Association Multiple Collective
    Investment Funds Trust, Emerging Companies Portfolio                 120,000
Wellington Management Portfolios (Dublin) -Global Smaller
    Companies Equity Portfolio                                             4,500
Baystar Capital II, LP                                                   454,714
SEI Institutional Investments Trust, Small Cap Fund                       91,000
SEI Institutional Managed Trust, Small Cap Growth Fund                   112,500
Seligman Global Fund Series, Inc., Seligman Global
    Smaller Companies Fund                                                63,000
Seligman Portfolios Inc., Seligman Global Smaller
    Companies Portfolio                                                    2,000
Government of Singapore Investment Company Pte., Ltd                     370,000
JB Were Global Small Companies Pooled Fund                                75,000
Talvest Global Small Cap Fund                                             22,000
TELUS Corporation Foreign Equity Active Plan                               9,500
New Zealand Funds Management Limited                                      17,000
British Columbia Investment Management Corporation                        43,000
Telstra Super Pty Ltd                                                     22,000
Oregon Investment Council                                                242,000
The Dow Chemical Employees' Retirement Plan                               85,000
The Retirement Program Plan for Employees of
    Union Carbide Corporation                                             72,000
Howard Hughes Medical Institute                                           87,000
The Robert Wood Johnson Foundation                                        95,000
New York State Nurses Association Pension Plan                            52,000
Ohio Carpenters' Pension Fund                                             30,000
Laborers' District Council and Contractors' of
    Ohio Pension Fund                                                     24,000
Australian Retirement Fund                                                25,000
Emergency Services Superannuation Board                                   18,000
Retail Employees Superannuation Trust                                     27,000
BC Telecom Pension Plan for Management and Exempt Employees                4,500
David Cumming                                                              3,000